Exhibit 99.1

MRV COMMUNICATIONS ADDS NEW INDEPENDENT DIRECTOR TO BOARD

CHATSWORTH, CALIF. October 6, 2009 — MRV Communications Inc. (Pink Sheets: MRVC) (“MRV” or the “Company”) announced today that it is adding an additional independent director to its Board of Directors, increasing the size of the Board from eight to nine members. The Company’s Board unanimously approved the appointment of Joan E. Herman, Chief Executive Officer and President of Herman and Associates LLC and former Chief Executive Officer and President of WellPoint Inc.’s Consumer Business Unit. Ms. Herman’s appointment will become effective upon the filing of MRV’s Form 10-K, which is expected shortly.

“We are pleased we will be adding an additional independent, experienced and highly qualified individual to our Board,” said Noam Lotan, Chief Executive Officer of MRV. “Joan is a respected business leader who will bring fresh perspectives to our Board. She has a successful track record and the right combination of executive, financial and operational expertise that I am confident will help us execute on and further fine-tune MRV’s growth strategy. All of us at MRV look forward to working with this experienced executive to create long-term shareholder value.”

Upon joining the Board, Ms. Herman will become Chairman of the Board’s Compensation Committee and will serve on the Board’s Nomination and Governance Committee.

In accordance with MRV’s Bylaws, Ms. Herman, along with the existing eight board members of MRV, will stand for election at the Company’s 2009 Annual Meeting of Stockholders as disclosed in a preliminary proxy statement filed with the Securities and Exchange Commission (“SEC”) on October 2, 2009. MRV’s 2009 Annual Meeting of Stockholders will be held on November 11, 2009.

Today’s announcement follows the February 2009 recommendation of the Special Committee of MRV’s Board of Directors that the Board conduct a search for three new independent members. Following this recommendation, the Nomination and Governance Committee of the Board began a search to identify highly qualified, experienced and independent candidates who would further strengthen the Board and best serve the interests of MRV’s stockholders. As previously announced, the Board appointed Michael Keane, Senior Vice President and Chief Financial Officer of Clipper Windpower, Inc., to the Board of Directors in July 2009 in connection with this search process. Mr. Keane has also joined the Audit Committee.

Joan E. Herman

Joan E. Herman, age 56, is President and Chief Executive Officer of Herman and Associates, LLC, a healthcare and management consulting firm. Prior to that, Ms. Herman served in a variety of positions at WellPoint, Inc., a premier health benefits organization with $60 billion in revenue, from 1998 to 2008. From 2007 to 2008 she was President and CEO of WellPoint’s Consumer Business Unit, where she oversaw the management of 5.9 million medical members and $18 billion in revenue. From 1982 to1998, Ms. Herman served in a variety of roles at Phoenix Life Insurance Company, a $2.5 billion provider of life insurance, annuities and investment products. She last served as Senior Vice President of Strategic Development, where she was responsible for mergers and acquisitions, joint ventures and startups.

Ms. Herman currently serves on the Strategic Advisory Boards of both Bayer Medical Care and Vital Data Technology, and previously served as a director at MCS HMO, a managed health care company in Puerto Rico from 2000 to 2008, as a director and Chair of the Audit Committee of Medix Resources from 2000 to 2003, and as a director of Health Insurance Association of America from 2001 to 2003.

Ms. Herman holds a bachelor of arts in mathematics from Barnard College, a master’s degree in mathematics from Yale University and a master of business administration from Western New England College.

About MRV Communications, Inc.

MRV Communications, Inc. is a leading networking company with a full line of packet-optical transport (POTS), carrier Ethernet, 40G and out-of-band networking equipment, services and optical components for high-speed carrier and enterprise networks and specialized aerospace, defense and other communications networks. MRV’s network equipment business provides equipment for commercial customers, governments and telecommunications service providers. MRV markets and sells its products worldwide, with operations in Europe that provide network system design, integration and distribution. The Company’s optical components business, which provides optical communications components for access and fiber-to-the-premises applications, operates under the Source Photonics brand. For more information about MRV and its products, please call (818) 773-0900 or visit www.mrv.com and www.sourcephotonics.com.

Additional Information and Where to Find It

This press release may be deemed to be solicitation material in respect of the matters to be considered at the 2009 Annual Meeting of Stockholders. MRV filed a preliminary proxy statement on October 2, 2009, and will be filing a definitive proxy statement with the SEC shortly. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and securityholders will be able to receive the proxy statement and other relevant documents free of charge at the SEC’s web site, www.sec.gov, at MRV’s website at http://sec.mrv.com, or from MRV Investor Relations at 20415 Nordhoff Street, Chatsworth, California  91311.

Participants in Solicitation

MRV and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the matters to be considered at the 2009 annual Meeting of Stockholders. Information regarding the interests of MRV’s directors and executive officers in the proxy contest will be included in MRV’s proxy statement and annual report on Form 10-K for the year ended December 31, 2008.

Forward-Looking Statements

This press release contains forward-looking statements about MRV, which involve risks and uncertainties. These statements are based on management’s current plans, expectations, estimates, forecasts and projections about MRV and its consolidated businesses and the respective market segments in which MRV’s businesses operate, in addition to management’s assumptions.

The statements in this press release regarding MRV’s future financial and operating results, MRV’s ongoing efforts to complete the restatement of its historical financials and other forward-looking statements which are not statements of historical facts, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance or that the events anticipated will occur or that expected conditions will remain the same or improve. These statements involve risks, uncertainties and assumptions, the likelihood of which are difficult to assess and may not occur, including risks that MRV will experience delays in completing the restatement of its financials, each of its business segments may not make the expected progress in its respective market, and management’s long term strategy may not achieve the expected results. Other risks and uncertainties relate to potential changes in relationships with MRV’s customers and suppliers, MRV’s success in developing, introducing and shipping product enhancements and new products, increased competition in our market segments, political instability in areas of the world in which MRV operates, currency fluctuations, changes in accounting rules, general economic conditions, as well as changes in such conditions specific to our market segments, risks of manufacturing and maintaining intellectual property rights in Asia, litigation related to MRV’s historical stock option granting practices and its acquisition of Fiberxon, Inc., and maintenance of our inventory and production backlog. Therefore, actual outcomes, performance and results may differ from what is expressed or forecasted in such forward-looking statements and such differences may vary materially from current expectations.

This press release does not discuss the results of MRV’s anticipated pending restatement, and makes no representations as to how this restatement, along with its current lack of compliance with SEC and Nasdaq rules and related litigation previously disclosed, may affect its results and its future expectations, beliefs, goals, plans and prospects.

All information in this press release is as of the date of this press release. MRV undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MRV’s expectations.

Contacts:

Investor Relations
MRV Communications, Inc.
(818) 886-MRVC (6782)
ir@mrv.com

The Blueshirt Group for MRV
Maria Riley
(415) 217-2631
maria@blueshirtgroup.com